Premises and Equipment [Text Block]	12 Months Ended
Mar. 31, 2017
Property, Plant and Equipment [Abstract]
Premises and Equipment [Text Block]
5.	PREMISES AND EQUIPMENT

Premises and equipment at March 31, 2016 and 2017 consisted of the following:

	2016	2017
	(in millions)
Land	¥394,782	¥385,961
Buildings	767,810	750,232
Equipment and furniture	654,099	650,120
Leasehold improvements	287,831	303,130
Construction in progress	38,491	46,375

Total	2,143,013	2,135,818
Less accumulated depreciation	1,137,108	1,141,547

Premises and equipment-net	¥1,005,905	¥994,271

Premises and equipment include capitalized leases, principally related to data processing equipment, which amounted to ¥34,365 million and ¥26,871 million at March 31, 2016 and 2017, respectively. Accumulated depreciation on such capitalized leases at March 31, 2016 and 2017 amounted to ¥23,874 million and ¥14,750 million, respectively.

BTMU has entered into sales agreements to sell its buildings and land and, under separate agreements, leased those properties back for its business operations, including bank branches. BTMU either provided nonrecourse financing to the buyers for the sales proceeds or invested in the equity or common stock of the buyers. As a result, BTMU was considered to have continuing involvement with the properties. For accounting and reporting purposes, these transactions were accounted for under the financing method with the sales proceeds recognized as a financing obligation. The properties were reported on the accompanying consolidated balance sheets and depreciated. The financing obligation at March 31, 2016 and 2017 was ¥44,152 million and ¥43,031 million, respectively.

For the fiscal years ended March 31, 2015, 2016 and 2017, the MUFG Group recognized ¥6,057 million, ¥7,016 million and ¥5,964 million, respectively, of impairment losses for long-lived assets, primarily real estate which was either formerly used for its banking operations and is no longer used or real estate that is being used where recovery of the carrying amount is doubtful. In addition, ¥176 million, ¥541 million and ¥901 million of impairment losses were recognized for real estate held for sale for the fiscal years ended March 31, 2015, 2016 and 2017, respectively. These losses are included in Other non-interest expenses. In computing the amount of impairment losses, fair value was determined primarily based on market prices, if available, or the estimated price based on an appraisal.